                                                                    EXHIBIT 99.1
                             LETTER OF TRANSMITTAL

                             HOLLYWOOD PARK, INC.

     Offer to Exchange 9 1/4% Series B Senior Subordinated Notes Due 2007 for Any and All Outstanding 9 1/4% Senior Subordinated Notes Due 2007

                Pursuant to the Prospectus dated March 29, 1999

------------------------------------------------------------------------------
  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MAY 3, 1999, UNLESS THE OFFER IS EXTENDED BY THE COMPANY IN ITS
                               SOLE DISCRETION.
------------------------------------------------------------------------------

                               ----------------

                 The Exchange Agent for the Exchange Offer is:

                             The Bank of New York

                  By Mail:                                By Overnight Delivery or Hand:

            The Bank of New York                               The Bank of New York
        101 Barclay Street, Floor 7E                            101 Barclay Street
          New York, New York 10286                       Corporate Trust Services Window
             Attn: Martha James                                    Ground Level
                   Reorganization Section                    New York, New York 10286
                                                                Attn: Martha James
                                                                      Reorganization Section

                  To Confirm by Telephone or for Information:

                                (212) 815-6335

                           Facsimile Transmissions:

                                (212) 815-6339

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  THE INSTRUCTIONS CONTAINED HEREIN AND THE PROSPECTUS (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

  This Letter of Transmittal is to be completed by holders of Old Notes (as defined below) either if Old Notes are to be forwarded herewith or if tenders of Old Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer-- Procedures for Tendering Old Notes" in the Prospectus.

  Holders of Old Notes whose certificates (the "Certificates") for such Old Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date (as defined in the Prospectus) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

ALL TENDERING HOLDERS COMPLETE THIS BOX:

                       DESCRIPTION OF OLD NOTES TENDERED
-------------------------------------------------------------------------------
  If blank, please
   print name and
       address                          Old Notes Tendered
of registered holder.          (Attach additional list if necessary)
--------------------------------------------------------------------------------
                                                           Principal Amount
                                                             of Old Notes
                          Certificate    Principal Amount  Tendered (if less
                          Number(s)*       of Old Notes        than all)**
                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------

                          -----------------------------------------------------
                          TOTAL AMOUNT
                           TENDERED:
--------------------------------------------------------------------------------
  *  Need not be completed by book-entry holders.
 ** Old Notes may be tendered in whole or in part in denominations of $1,000 and integral multiples thereof. All Old Notes held shall be deemed tendered unless a lesser number is specified in this column.

(BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_]CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:
   Name of Tendering Institution ______________________________________________
   DTC Account Number _________________________________________________________
   Transaction Code Number ____________________________________________________

[_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:
   Name of Registered Holders(s) ______________________________________________
   Window Ticket Number (if any) ______________________________________________
   Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution which Guaranteed Delivery ______________________________ If Guaranteed Delivery is to be made By Book-Entry Transfer:
    Name of Tendering Institution __________________________________________
    DTC Account Number _____________________________________________________
    Transaction Code Number ________________________________________________

[_]CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD NOTES
   ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_]CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD NOTES FOR ITS
   OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
   Name: ______________________________________________________________________
   Address: ___________________________________________________________________
            ___________________________________________________________________

Ladies and Gentlemen:

  The undersigned hereby tenders to Hollywood Park, Inc., a Delaware corporation (the "Company"), the above described aggregate principal amount of 9 1/4% Series A Senior Subordinated Notes due 2007 (including the guarantees thereof, the "Old Notes") in exchange for a like aggregate principal amount of 9 1/4% Series B Senior Subordinated Notes due 2007 (including the Guarantees, the "Exchange Notes") which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated March 29, 1999 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

  Subject to and effective upon the acceptance for exchange of all or any portion of the Old Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Old Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Old Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Old Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Old Notes, (ii) present Certificates for such Old Notes for transfer, and to transfer the Old Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms and conditions of the Exchange Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Old Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby or transfer ownership of the Old Notes on the account books maintained by the book-entry transfer facility, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

  The undersigned further agrees that acceptance of any and all validly tendered Old Notes by the Company and the issuance of the Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder except as provided in the last paragraph of Section 3 of the Registration Rights Agreement.

  The name(s) and address(es) of the registered Holder(s) of the Old Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Old Notes. The Certificate number(s) and the Old Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

  If any tendered Old Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Old Notes than are tendered or accepted for exchange, Certificates for such nonexchanged or nontendered Old Notes will be returned (or, in the case of Old Notes tendered by book-entry transfer, such Old Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the expiration or termination of the Exchange Offer.

  The undersigned understands that tenders of Old Notes pursuant to any one of the procedures described in "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will, upon the Company's acceptance for exchange of such tendered Old Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Notes tendered hereby.

  Unless otherwise instructed by the undersigned, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Old Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC, if applicable, and substitute Certificates representing Old Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise instructed by the undersigned, please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

  By tendering Old Notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that (i) the undersigned is not an "affiliate" of the Company or the Guarantors, (ii) any Exchange Notes to be received by the undersigned are being acquired in the ordinary course of its business, and (iii) the undersigned is not engaged in, does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities Act) of Exchange Notes to be received in the Exchange Offer. Any holder of Old Notes who is a broker-dealer who acquired the Old Notes directly from the Company or who is an affiliate of the Company or the Guarantors or who intends to use the Exchange Offer to participate in a distribution of the Exchange Notes acknowledges and agrees that (i) it cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13,
1989) or similar letters and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction.

  By tendering Old Notes pursuant to the Exchange Offer and executing this Letter of Transmittal, a holder of Old Notes which is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission to third parties, that (a) such Old Notes held by the broker-dealer are held only as a nominee, or (b) such Old Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities (a "Participating Broker Dealer") and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act).

  A Participating Broker-Dealer who intends to use the Prospectus in connection with the resale of the Exchange Notes received in exchange for Old Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided for that purpose on page 2 of this Letter of Transmittal or may be delivered to the Exchange Agent at the address set forth on page 1 of this Letter of Transmittal. Any such Participating Broker-Dealer, by tendering Old Notes and executing this Letter of Transmittal agrees (i) to notify the Company prior to using the Prospectus in connection with the sale or transfer of Exchange Notes, and acknowledges and agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading or which may impose upon the Company disclosure obligations that the

Company determines in good faith may not be in the best interests of the Company (which notice the Company agrees to deliver promptly to such Participating Broker-Dealer), such Participating Broker-Dealer will suspend use of the Prospectus until the Company has notified such Participating Broker-Dealer that delivery of the Prospectus may resume and has furnished copies of any amendment or supplement to the Prospectus to such Participating Broker-Dealer, and (ii) to observe all other obligations imposed on it under the Registration Rights Agreement.

  Each Exchange Note will bear interest from its issuance date. Interest will accrue on the Old Notes that are tendered in exchange for the Exchange Notes through the issue date of the Exchange Notes. Holders of the Old Notes that are accepted for exchange will not receive interest that is accrued but unpaid on the Old Notes at the time of exchange, but such interest will be payable, together with interest on the Exchange Notes, on the first Interest Payment Date after the Expiration Date. Interest on the Old Notes accepted for exchange will cease to accrue upon issuance of the Exchange Notes.

  All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                              HOLDER(S) SIGN HERE

                           (See Instructions 1 and 3)
                  (Please Complete Substitute Form W-9 Below)
      (Note: Signature(s) must be guaranteed if required by Instruction 3)

   Must be signed by registered Holder(s) exactly as name(s) appear(s) on Certificate(s) for the Old Notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Trustee for the Old Notes to comply with the restrictions on transfer applicable to the Old Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 3.


______________________________________________________________________________

______________________________________________________________________________
                          (Signature(s) of Holder(s))

 Date _____________, 1999

 Name(s) ____________________________________________________________________
                                 (Please Print)

 Capacity or Title __________________________________________________________

 Address ____________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number _____________________________________________

_____________________________________________________________________________
               (Tax Identification or Social Security Number(s))

                           GUARANTEE OF SIGNATURE(S)
                           (See Instructions 1 and 3)

 Authorized Signature _______________________________________________________

 Name _______________________________________________________________________
                                 (Please Print)

 Date ____________, 1999

 Capacity or Title __________________________________________________________

 Name of Firm _______________________________________________________________

 Address ____________________________________________________________________
                               (Include Zip Code)

                                 INSTRUCTIONS

        FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Certificates.

  A holder of Old Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates representing the Old Notes being tendered and any required signature guarantees and any other document required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date (or complying with the procedure for book-entry transfer described below) or (ii) complying with the guaranteed delivery procedures described below.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERTY INSURED, BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OLD NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE COMPANY.

  If tendered Old Notes are registered in the name of the signer of the Letter of Transmittal and the Exchange Notes to be issued in exchange therefor are to be issued (and any untendered Old Notes are to be reissued) in the name of the registered holder (which term, for the purposes described herein, shall include any participant in DTC (also referred to as a "book-entry transfer facility") whose name appears on a security listing as the owner of Old Notes), the signature of such signer need not be guaranteed. In any other case, the tendered Old Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Company and duly executed by the registered holder, and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended. If the Exchange Notes and/or Old Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Old Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

  The Exchange Agent will make a request within two business days after the date of receipt of the Prospectus to establish accounts with respect to the Old Notes at the book-entry transfer facility for the purpose of facilitating the Exchange Offer, and subject to the establishment thereof, any financial institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of Old Notes by causing such book-entry transfer facility to transfer such Old Notes into the Exchange Agent's account with respect to the Old Notes in accordance with the book-entry transfer facility's procedures for such transfer. Although delivery of Old Notes may be effected through book-entry transfer into the Exchange Agent's account at the book-entry transfer facility, a Letter of Transmittal with any required signature guarantee and all other required documents must in each case be transmitted to and received or confirmed by the Exchange Agent on or prior to the Expiration Date, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures.

  If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Old Notes to reach the Exchange Agent before the Expiration Date or the procedure for book-entry transfer cannot be completed on a timely basis, a tender may be effected if the Exchange Agent has received on or prior to the Expiration Date, a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) from an Eligible Institution setting forth the name and address of the tendering holder, the names in which the Old Notes are registered and, if possible, the certificate numbers of the Old Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, the Old Notes in proper form for transfer (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility), will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Old Notes being tendered by the above-described method are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Company may, at its option, reject the tender. Copies of the notice of guaranteed delivery ("Notice of Guaranteed Delivery") which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

  A tender will be deemed to have been received as of the date when (i) the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Old Notes (or a confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at the book-entry transfer facility) is received by the Exchange Agent, or (ii) a Notice of Guaranteed Delivery or Letter, telegram or facsimile transmission to similar effect (as provided above) from an Eligible Institution is received by the Exchange Agent. Issuances of Exchange Notes in exchange for Old Notes tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Old Notes.

  If the Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Old Notes, such Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear on the Old Notes.

  No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

2. Partial Tenders; Withdrawals.

  If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled "Principal Amount of Old Notes Tendered." A newly issued certificate for the principal amount of Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

  For a withdrawal to be effective, a written notice of withdrawal sent by telegram, facsimile transmission (receipt confirmed by telephone) or letter must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and principal amount of such Old Notes), (iii) specify the principal amount of Old Notes to be withdrawn, (iv) include a statement that such holder is withdrawing his election to have such Old Notes exchanged, (v) be signed by the holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered or as otherwise described above (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender and (vi) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility procedure. All questions as to the validity of notices of withdrawals, including, time of receipt, will be determined by the Company and such determination will be final and binding on all parties.

  Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at the book-entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Notes will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following one of the procedures described under the caption "Procedures for Tendering Old Notes" in the Prospectus at any time on or prior to the Expiration Date.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

  If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) written on the face of the certificates without alteration, enlargement or any change whatsoever.

  If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

  When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Old Notes) of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

  If this Letter of Transmittal is signed by a person or persons other than the registered holder or holders of Old Notes, such Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Notes.

  If this Letter of Transmittal or any Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

  Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

  Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of such Old Notes, for the holder of such Old Notes; or (ii) for the account of an Eligible Institution.

4. Transfer Taxes.

  The Company shall pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered, or if tendered Old Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

  Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

5. Waiver of Conditions.

  The Company reserves the right to waive in its reasonable judgment, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

6. Mutilated, Lost, Stolen or Destroyed Old Notes.

  Any holder whose Old Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated above for further instructions.

7. Substitute Form W-9.

  Each holder of Old Notes whose Old Notes are accepted for exchange (or other payee) is required to provide a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 31% federal income tax backup withholding on payments made in connection with the Exchange Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Exchange Notes, 31% of all such payments will be withheld until a TIN is provided.

8. Requests for Assistance or Additional Copies.

  Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Hollywood Park, Inc., 1050 South Prairie Avenue, Inglewood, California 90031, attention: Assistant Treasurer (telephone: (310) 419-1609).

  IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH CERTIFICATES FOR OLD NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under U.S. federal income tax law, a holder of Old Notes whose Old Notes are accepted for exchange may be subject to backup withholding unless the holder provides The Bank of New York (as payor) (the "Paying Agent"), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder of Old Notes is awaiting a TIN) and that (A) the holder of Old Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or
(B) the Internal Revenue Service has notified the holder of Old Notes that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such holder of Old Notes is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct taxpayer identification number, the holder of Old Notes may be subject to certain penalties imposed by the Internal Revenue Service.

  Certain holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders of Old Notes should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

  If backup withholding applies, the Paying Agent is required to withhold 31% of any such payments made to the holder of Old Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

  The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Old Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Old Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent.

  The holder of Old Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes. If the Old Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                            TO BE COMPLETED BY ALL
                           TENDERING SECURITYHOLDERS
                              (See Instructions)

                      PAYER'S NAME: The Bank of New York

--------------------------------------------------------------------------------
                        Part 1--PLEASE PROVIDE YOUR
                        TIN IN THE BOX AT RIGHT AND    ----------------------
                        CERTIFY BY SIGNING AND         Social Security Number
SUBSTITUTE              DATING BELOW.                            OR
Form W-9
Department of                                          ----------------------
the Treasury                                           Employer Identification
Internal                                               Number TIN
Revenue                --------------------------------------------------------
Service
                        Name (Please Print) ___________________  Part 2--
                                                                 Awaiting
                        Address _______________________________  TIN [_]
                        City ___________ State _______ Zip Code _______
Payer's Request        --------------------------------------------------------
for Taxpayer            Part 3--Certification--UNDER THE PENALTIES OF
Identification          PERJURY, I CERTIFY THAT:
Number (TIN)
and Certification       (1) the number shown on this form is my correct
                            taxpayer identification number (or I am waiting for a number to be issued to me),

                        (2) I am not subject to backup withholding either
                            because (i) I am exempt from backup withholding,
                            (ii) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

                        (3) any other information provided on this form is
                            true, correct.
                        SIGNATURE _______________________  DATE _________

                        You must cross out item (2) above of this Part 3 if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 2 OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

 SIGNATURE _______________________        DATE: ________________________
--------------------------------------------------------------------------------